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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 31, 2003, in the Registration Statement (Form S-3, No. 333-00000) and related Prospectus of The Commerce Group, Inc. for the registration of $300,000,000 of debt securities.


                                          /s/ Ernst & Young LLP


Hartford, CT
September 26, 2003